Exhibit 99.3

Filed by Dynegy Acquisition, Inc.

Pursuant to Rule 425 of the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended

Subject Company: Dynegy Inc.

Commission File No: 001-15659

Executing our Growth and Value Vision
Investor Presentation
September 15, 2006
Dynegy Investor and Public
Relations:
John Sousa, Vice President Hillarie
Forister,
Senior Analyst (713) 507-6466 ir@dynegy.com

CONFIDENTIAL
Growth • Value • Vision
FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation includes statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
forward-looking statements include statements regarding benefits of the proposed transaction, expected synergies and anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of
Dynegy’s management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-
looking statements included in this document. For example: The company may be unable to obtain shareholder approval required for the transaction; the company may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the company or cause the companies to abandon the transaction; conditions to the closing of the transaction may not be satisfied; problems may arise in successfully integrating the operations of the companies, which may result in Dynegy not operating as effectively and efficiently as expected; Dynegy may be unable to achieve expected synergies or it may take longer than expected to achieve the synergies; the transaction may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies’ expectations; the businesses of the companies may suffer as a result of uncertainty surrounding the transaction; the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and the companies may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Dynegy are set forth in its filings with the Securities and Exchange
Commission, which are available free of charge on the SEC's web site at www.sec.gov.
In connection with the LS Power transaction announced on September 15, 2006, Dynegy will file a proxy statement/prospectus with the SEC.
INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE IMPORTANT INFORMATION CONTAINED IN THE MATERIALS
REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE. IT WILL CONTAIN IMPORTANT INFORMATION ABOUT
DYNEGY, LS POWER, THE NEW COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the proxy statement/prospectus and other documents containing information about Dynegy and LS Power, free of charge, at the SEC’s web site at www.sec.gov and at Dynegy’s web site at www.dynegy.com. Copies of the proxy statement/prospectus may also be obtained by writing
Dynegy Inc. Investor Relations, 1000 Louisiana Street, Houston, Texas 77002 or by calling 713-507-6466.
Dynegy, LS Power and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Dynegy’s shareholders in respect of the proposed transaction. Information regarding
Dynegy’s directors and executive officers is available in the company’s proxy statement for its 2006 Annual Meeting of Shareholders, dated
April 3, 2006. Additional information regarding the interests of such potential participants will be included in the forthcoming proxy statement/prospectus and other relevant documents filed with the SEC when they become available.
Non-GAAP Financial Measures: We use the non-GAAP financial measures “EBITDA” and “free cash flow” in these materials.
EBITDA is a non-GAAP financial measure. Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less Income tax benefit (expense), plus Interest expense and Depreciation and amortization expense equals EBITDA.
Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis.
However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.
Free cash flow is a non-GAAP financial measure. Free cash flow can be reconciled to operating cash flow using the following calculation:
Operating cash flow plus investing cash flow (consisting of asset sale proceeds less business acquisition costs, capital expenditures and changes in restricted cash) equals free cash flow. We use free cash flow to measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations. Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.

CONFIDENTIAL
Growth • Value • Vision
AGENDA
AGENDA
Enhanced Scale, Diversity and Market Position
Bruce A. Williamson, Dynegy Inc. Chairman and CEO
LS Power Overview and Transaction Rationale
Mike Segal, LS Power Group Chairman and CEO
Financial Stability and Rapid Deleveraging
Holli C. Nichols, Dynegy Inc. EVP and CFO
Proven Development Platform
Jason Hochberg, LS Power President
Dynegy’s Next Chapter: Multiple Value Options for Investors
Bruce A. Williamson
Q&A
All

CONFIDENTIAL
Growth • Value • Vision
TRANSACTION OVERVIEW
TRANSACTION OVERVIEW
Dynegy and LS Power have agreed to combine:
100% of Dynegy’s power generation portfolio
100% of LS Power Group’s power generation portfolio
Dynegy to acquire 50% ownership interest in LS Power’s generation development business
Increased organic growth prospects through existing repowering opportunities
Assets
Development Repowering
Pro forma 20,000+ MW
concentrated in
Midwest, Northeast, and
Western regions
Enhanced fuel and
dispatch diversity
New strategic position
in California
Pro forma 20,000+ MW
concentrated in
Midwest, Northeast, and
Western regions
Enhanced fuel and
dispatch diversity
New strategic position
in California
Approximately 7,600 MW
of predominantly coal
generation in various
stages of development
Approximately 30% of
development projects in
advanced stages
Approximately 7,600 MW
of predominantly coal
generation in various
stages of development
Approximately 30% of
development projects in
advanced stages
Creates leading merchant power generator with
proven asset development capabilities and multiple value drivers
Approximately 2,270 MW
of predominantly CCGT
repowering opportunities
at existing LS Power sites
Experienced LS Power
personnel to lead
development joint venture
Approximately 2,270 MW
of predominantly CCGT
repowering opportunities
at existing LS Power sites
Experienced LS Power
personnel to lead
development joint venture

CONFIDENTIAL
Growth • Value • Vision
KEY VALUATION METRICS
KEY VALUATION METRICS
Transaction consideration: $2.0 B equity value; $4.1 B enterprise value
LS operating assets 2007 expected EBITDA: $360 MM – $400 MM
LS Power 2007 expected free cash flow: $205 MM – $245 MM
Transaction Consideration (Enterprise) 4,141 $      2007 Expected EBITDA (Mid-Point) 380 $
Less: Consideration for Non-Operating Assets (350)          Less: Interest Expense (125)
Less: Net Debt of Non-Operating Assets
(1)
(106)          Less: Capital Expenditures (30)
Consideration for Operating Assets (Enterprise) 3,685        Free Cash Flow (Mid-Point) 225 $
Less: Operating Asset Debt Assumed (1,702)
Operating Assets Consideration (Equity) 1,983 $
2007 Operating Asset EBITDA Multiple (Mid-Point) 9.7x 2007 Operating Asset Free Cash Flow Yield 11.3%
Transaction Consideration
2007 Expected
Operating Asset EBITDA/Free Cash Flow
(2)
Significantly accretive to 2007 expected free cash flow
(1) Amount related to Plum Point 1, which is under construction.
(2) Assumes utilization of Dynegy NOLs.
Note: $2.0 B equity value calculated using 340,000,000 newly issued shares at $5.76 per share (Dynegy closing price on 9/14/06.) Enterprise value calculated using $2.0 B equity value plus
$1.8 B in project debt assumed and $375 MM other consideration. Financial expectations for LS Power are preliminary and based on indicative measures and various assumptions and other factors beyond our control, including commodity prices in applicable regions. Actual future performance may differ materially from these preliminary expectations,which will be impacted by purchase accounting adjustments and may not be updated to reflect future changes.

CONFIDENTIAL
Growth • Value • Vision
GOVERNANCE AND COMPANY LEADERSHIP
GOVERNANCE AND COMPANY LEADERSHIP
Board to be expanded from 10 to 11
members
Chevron’s two directors to step down
as a result of reduced ownership
interest
Third Board position available to
Chevron currently vacant
LS Power to add three Board
representatives at closing
Board to remain independent under
NYSE standards and benefit from
experienced LS Power representatives
Bruce A. Williamson
Chairman and CEO
Steve A. Furbacher
President and COO
Holli C. Nichols
Chief Financial Officer
J. Kevin Blodgett
EVP
Lynn A. Lednicky
EVP
Jason Hochberg
EVP
Board of Directors Executive Management Team
Company to retain Dynegy Inc. name and remain headquartered in Houston

CONFIDENTIAL
Growth • Value • Vision
TRANSACTION VALUATION
TRANSACTION VALUATION
Free Cash Flow
Accretion
Enhanced
Financial Stability
Valuation and
Financial Metrics
Immediately and
increasingly accretive
to free cash flow
LS operating assets’
contracted sales
provide stable free
cash flow even in low
commodity price
environment
Immediately and
increasingly accretive
to free cash flow
LS operating assets’
contracted sales
provide stable free
cash flow even in low
commodity price
environment
LS operating assets
provide a highly
predictable cash flow
stream to rapidly
deleverage and shift value
to common stock
Dynegy’s baseload-
oriented cash flow stream
provides significant upside
potential for common stock
Dynegy’s peaking assets
create upside with future
power market recovery
LS operating assets
provide a highly
predictable cash flow
stream to rapidly
deleverage and shift value
to common stock
Dynegy’s baseload-
oriented cash flow stream
provides significant upside
potential for common stock
Dynegy’s peaking assets
create upside with future
power market recovery
Transaction is accretive to free cash flow
and improves multiple financial metrics
Free cash flow yield of
LS operating assets
expected to be
approximately 11%
(1)
Approximately $470/kW
(2)
for operating portfolio
with strong long-term
contracts
Net debt-to-capital ratio
initially expected to be
56%
(3)
pro forma, and
rapidly deleveraging
Free cash flow yield of
LS operating assets
expected to be
approximately 11%
(1)
Approximately $470/kW
(2)
for operating portfolio
with strong long-term
contracts
Net debt-to-capital ratio
initially expected to be
56%
(3)
pro forma, and
rapidly deleveraging
(1) See page 5 for more details.
(2) Based on 7,919 MW of operating assets, excluding Plum Point.
(3) Excludes Plum Point.

CONFIDENTIAL
Growth • Value • Vision
KEY TRANSACTION BENEFITS
KEY TRANSACTION BENEFITS
Enhanced Scale,
Diversity and
Market Position
Enhanced Scale,
Diversity and
Market Position
Financial
Stability
and Rapid
Deleveraging
Financial
Stability
and Rapid
Deleveraging
CONTINUED FOCUS ON FINANCIAL DISCIPLINE
GREATER GROWTH AND VALUE FOR SHAREHOLDERS
Long-Term
Investment
Outlook and
Proven
Development
Platform
Long-Term
Investment
Outlook and
Proven
Development
Platform

DYNEGY
LS Power Group

[redacted]

Exelon
PSEG
CALPINE
NRG
FPL
Constellation Energy
DYNEGY
TXU
Reliant Energy
DYNEGY
MIRANT
AES
TransAlta

[redacted]

CONFIDENTIAL
Growth • Value • Vision
More sources of earnings More sources of earnings
and value without and value without
substantial cost increases substantial cost increases
A TOP TIER MERCHANT GENERATOR
A TOP TIER MERCHANT GENERATOR
Pro Forma
(1) (4)
U.S. Unregulated Generation (Net MW)
43,911
26,675
22,584
21,960
20,104
18,300
15,934
11,920
10,567
9,749
7,664
Note: Excludes announced development programs.
(1) Pro forma for divestiture of mitigation assets.
(2) Pro forma for announced asset sales.
(3) Pro forma for the expected 4Q 2006 sale of Rockingham, a 900-MW dual-fuel facility in North Carolina.
(4) Includes 10,228 MW capacity from natural gas fired plants forwhich TXU has announced intentions to explore strategic alternatives, including a potential sale.
Increased scale and scope significantly enhances
competitive position of our power generation business
(3)
(2)
(2)
(3)

DYNEGY

LS Power Group

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

CONFIDENTIAL
Growth • Value • Vision
NEW DYNEGY PORTFOLIO
NEW DYNEGY PORTFOLIO
Strategically concentrated portfolio in key regions
with strong new position in California
Note: Plum Point 1 currently under construction.
MW totals exclude development and repowerings.
Primary Fuel Type
Nameplate Capacity (MW)
More than 900 MW
500 MW to 900 MW
150 MW to 500 MW
Less than 150 MW
LS Power - Operating
Coal
Gas
Gas/Oil
Wind
LS Power - Development
Dynegy Inc.
West
5,232 MW
Midwest
8,976 MW
Northeast
4,373 MW
Transmission

CONFIDENTIAL
Growth • Value • Vision
DIVERSIFIED AND BALANCED PORTFOLIO
DIVERSIFIED AND BALANCED PORTFOLIO
Dynegy LS Power Combined
Geographic
Diversity
Dispatch
Diversity
A complementary mix of geographic locations
with baseload, intermediate and peaking capabilities
Note: Includes Plum Point, which is under construction.
Fuel
Diversity
Coal/Oil 21.2%
Dual Fuel 6.7%
Gas -
CCGT
32.8%
Gas -
Simple Cycle
39.3%
Northeast
23.5%
Midwest
63.3%
South
12.8%
West
0.4%
Midwest
17.4%
Northeast
19.2%
West
63.4%
Intermediate
19.3%
Peaking
45.2%
Baseload
35.5%
Intermediate
43.6%
Peaking
28.4%
Baseload
28.0%
Intermediate
29.2%
Peaking
38.3%
Baseload
32.5%
Midwest
44.6%
Northeast
21.8%
West
26.0%
South
7.6%

CONFIDENTIAL
Growth • Value • Vision
KEY TRANSACTION BENEFITS
KEY TRANSACTION BENEFITS
Enhanced Scale,
Diversity and
Market Position
Enhanced Scale,
Diversity and
Market Position
CONTINUED FOCUS ON FINANCIAL DISCIPLINE
GREATER GROWTH AND VALUE FOR SHAREHOLDERS
Increases Dynegy’s operating portfolio to more than 20,000 MW
Cost advantage to integrate with Dynegy’s scaleable platform
Concentrated positions in key regions of Midwest, Northeast
and West
Re-entry into California with stronger strategic position and well-positioned assets
Greater fuel and dispatch diversity improves economic stability
Generates significant free cash flow to deleverage and shifts value to common shareholders

13 CONFIDENTIAL Growth • Value • Vision Mike Segal LS Power Group Chairman and CEO LS Power Overview and Transaction Rationale

CONFIDENTIAL
Growth • Value • Vision
LS POWER OVERVIEW
LS POWER OVERVIEW
Power plant developer, owner and operator since 1990
Value creation based on maximizing free cash flow and opportunistic capital deployment
Investment activities
Acquired 11 power generation projects, totaling approximately 8,200 MW
Development track record
More than 15 years development experience with strong history of performance and returns
Successfully completed nine greenfield development projects, totaling more than 6,100 MW
Execution of existing pipeline and future developments through the 50/50 joint venture
Business philosophy based on identifying and acting on macro industry trends, disciplined execution and a focus on high-value added activities

CONFIDENTIAL
Growth • Value • Vision
LONG-TERM INVESTMENT PLAY
LONG-TERM INVESTMENT PLAY
LS Power will own approximately 40% of equity of the combined company
Aligns interests with that of the combined company’s public shareholders
Strategic and long-term investment to capitalize on two macro industry trends
Consolidation – Complementary assets and institutional capabilities
Demand growth – Uniquely positioned to deliver solutions through new power plant development and utilization of existing generation capacity
Confidence in a management team with strong track record of execution, performance and harvesting value
The right transaction at the right time with the right acquisition partner

16 CONFIDENTIAL Growth • Value • Vision Holli C. Nichols Dynegy Inc. Executive Vice President and CFO Financial Stability and Rapid Deleveraging

CONFIDENTIAL
Growth • Value • Vision
TRANSACTION TERMS
TRANSACTION TERMS
Total consideration consists of 340 MM shares of Dynegy Class B common stock
(1)
to LS Power,
$100 MM cash and $275 MM Dynegy Inc. Junior Subordinated Note to LS Power
Chevron, with ownership of approximately 97 MM shares of Class B common stock, has agreed to vote in favor of the transaction and will receive the same number of shares of the new company’s Class A common stock following closing of the transaction
LS Power to be issued approximately 340 MM shares of Dynegy Class B common stock, representing all outstanding shares in this class or approximately 40% of pro forma outstanding common stock
Closing expected in early 2007
Subject to regulatory approvals and affirmative vote of two-thirds of Dynegy’s public shareholders
Receipt of favorable guidance or waiver from SEC regarding proposed historical financial statement presentation
(1) Valued at closing price of $5.76 per share as of 9/14/06.
Common Stock to LS Power 1,958 $      Common Stock to LS Power 1,958 $
Junior Sub. Note to LS Power 275           Junior Sub. Note to LS Power 275
Cash on Hand 150           Cash to LS Power 100
New LC Facility 185           Credit Support 185
Fees and Expenses 50
Total Sources 2,568 $      Total Uses 2,568 $
Sources Uses

CONFIDENTIAL
Growth • Value • Vision
CONTRACTED CASH FLOWS
CONTRACTED CASH FLOWS
LS Power counterparties are highly rated
Combined financial profile more stable than
stand alone
Minimal capex requirements, low operating
risk, new assets and proven technology
results in significant free cash flow
Contracted cash flow facilitates rapid deleveraging,
shifting value to all of Dynegy’s shareholders
% of Forecasted Margin Contracted
2007 2008 2009 2010 2011
75%
22%
52%
57%
69%
LS Power Portfolio
Note: Includes Plum Point.

CONFIDENTIAL
Growth • Value • Vision
DEBT AND OTHER OBLIGATIONS
PRO FORMA AS OF 12/31/06
DEBT AND OTHER OBLIGATIONS
PRO FORMA AS OF 12/31/06
Dynegy Power Corp.
Central Hudson
(4)
$801
Dynegy Holdings Inc.
$470 Million Revolver
(1)
$0
Synthetic LC Facility
(2)
$200
Term Loan
(3)
$0
Second Secured Notes              $11
Sr. Unsec. Notes/Deb.           $2,397
Subordinated Debentures       $200
Secured
Secured Non-Recourse
Unsecured
Note: Represents pro forma debt balances as of 12/31/06, except for Plum Point, which reflects net debt as of 6/30/06.
(1) Represents drawn amounts under the revolver as of 9/13/06; assumed to be undrawn as of 12/31/06.
(2) Proceeds from this facility have been drawn and fully collateralize the issuance of letters of credit.
(3) Assumed to be repaid with the proceeds from the expected closing of the Rockingham asset sale in 4Q 2006.
(4) Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease.
DHI has guaranteed the lease payments on a senior unsecured basis. Amount reflects PV (10%) of future lease payments as of 12/31/06.
(5) See the Appendix for more details about the LS Power debt portfolio.
(6) See the Appendix for more details about the Plum Point debt.
LS Holdco
($ in millions)
Dynegy Inc..
Synthetic LC Facility $185
Jr. Sub. Note to LSP $275
Sithe Energies
Senior Debentures      $428
LS Power Portfolio
(5)
1st Lien $1,502
2nd
Lien $200
Operating Assets $1,702
Plum Point, Net
(6)
$106
Total $1,808

CONFIDENTIAL
Growth • Value • Vision
DEBT OBLIGATIONS AND REPAYMENTS ($ in MM)
DEBT OBLIGATIONS AND REPAYMENTS ($ in MM)
$161
$127
$196
$150
LS Power
Note: Dynegy’s annual maturities reflect par value debt obligations, excluding Central Hudson lease payments. 2006 includes $150 MM term loan, which is expected to be repaid following receipt of proceeds from the sale of Rockingham in 4Q 2006. Actual term loan maturity date is the earlier of (a) five business days after the completion of the Rockingham sale or (b) 1/31/12.
Dynegy maturities exclude $275 MM junior sub note to LSP, which is assumed to be executed and repaid in 2007. Actual junior sub note maturity date is up to 12 years from date of closing.
LS Power reflects mandatory amortizations and forecasted cash sweeps to reduce debt obligations and excludes Plum Point. Forecasted debt reductions assume LS Power is a cash taxpayer at the project level and reflect preliminary expectations for LS Power portfolio financial performance based on indicative measures and a number of factors beyond our control, including commodity prices in applicable regions. Actual future performance may differ materially from these preliminary forecasts, which may not be updated to reflect future changes.
2007 2008 2009 2010 2011 2012
2013 2014 2015 2016+
$169
$40
$44 $57
$0
$1,597
$73
$568
$0
$775
$82
2006 2007 2008 2009 2010 2011
2012
2013 2014 2015 2016+
Dynegy
Extended option
horizon
+
Market position
and recovery
=
Significant upside
for common
stockholders
Contracted assets
generating significant
cash flows
+
Track record of
deleveraging
=
Significant value
to common
stockholders
$171
$197 $196
$147
$55
$302

CONFIDENTIAL
Growth • Value • Vision
KEY TRANSACTION BENEFITS
KEY TRANSACTION BENEFITS
CONTINUED FOCUS ON FINANCIAL DISCIPLINE
GREATER GROWTH AND VALUE FOR SHAREHOLDERS
Transaction immediately and increasingly accretive to Dynegy’s free cash flow
LS Power’s existing financings provide a significant amount of capacity to meet liquidity needs
Cash flow to be utilized to delever LS Power’s project-level debt, shifting significant value to common shareholders
LS Power’s contracted and stable cash flows enhance combined company’s ability to weather downturns in commodity price
environment and capture upside in market recovery
Financial
Stability
and Rapid
Deleveraging
Financial
Stability
and Rapid
Deleveraging

22 CONFIDENTIAL Growth • Value • Vision Jason Hochberg LS Power President Proven Development Platform

CONFIDENTIAL
Growth • Value • Vision
FOUR STEPS TO SUCCESSFUL DEVELOPMENT
FOUR STEPS TO SUCCESSFUL DEVELOPMENT
1.
Dynamic and flexible approach
Responsive to customer needs
Able to optimize commercial agreements to maximize value of each project
2.
Focus on risk management
Execute long-term contracts or hedges for significant portion of project’s output prior to capital commitment
Arrange appropriate financing package
Structure fixed-price construction contracts with respected counterparties
3.
Build relationships
Work closely with local communities and regulators
Leverage strong relationships with contractors and suppliers
Design environmentally responsible facilities
4.
Selectivity
Evaluate many sites and opportunities for each project pursued
“Quality over quantity”
Tangible first-mover advantage

DYNEGY
LS Power Group

		✓	✓	✓	✓	✓	✓		✓	✓
		✓	✓			✓		✓		✓
		✓	✓	✓	✓	✓	✓	✓	✓	✓
		✓	✓	✓		✓				
		✓				✓				
		✓	✓	✓						
		✓								
		✓	✓	✓						
		✓

CONFIDENTIAL
Growth • Value • Vision
GREENFIELD DEVELOPMENT
GREENFIELD DEVELOPMENT
More than 7,600 MW in various stages of power generation development, with approximately 30% in advanced stages
Sandy
Creek Long Leaf
White Pine/
Egan Elk Run
Plum Point
Unit 2 High Plains Five Forks
West
Deptford West Texas
Texas Georgia Nevada Iowa Arkansas Colorado Virginia New Jersey Texas
Coal/800 Coal/1,200
Coal/Wind
1,600/200
Coal/750 Coal/665 Coal/600 Coal/800 Coal/500
Natural
Gas/500
Application Filed
Permit Issued
Application Filed
Draft Permit Issued
Application Filed
Permit Issued
Water Supply Secured/Available
Fuel/MW
Site Secured
Zoning Approved/Not Required
Location
Solid
Waste
Permit
Water
Discharge
Permit
Air
Permit
N/A
N/A

CONFIDENTIAL
Growth • Value • Vision
SIGNIFICANT REPOWERING OPPORTUNITIES
SIGNIFICANT REPOWERING OPPORTUNITIES
Bridgeport (Connecticut)
Addition of up to 320-MW peaking capacity on existing site
Ability to capture energy, capacity and ancillary revenues
South Bay (California)
Pursuing replacement of current plant with 500-MW CCGT on adjacent site
Would provide much needed power and grid stability in major load pocket with reduced emissions profile
Have requisite emission reduction credits on hand
Morro Bay (California)
Pursuing 1,200-MW CCGT development on adjacent parcel; design based on recent Moss
Landing 1,000 MW development
All permitting complete except NPDES permit
Eligible for energy, capacity and ancillary revenues
Oakland (California)
Repowering of existing site to 250-MW combined cycle project on adjacent site
Significant interest from regional load-serving entities

CONFIDENTIAL
Growth • Value • Vision
DEVELOPMENT BUSINESS ECONOMICS
DEVELOPMENT BUSINESS ECONOMICS
By the time a project reaches financial closing and
capital commitments are required, all key risks
have been managed
Construction risk
Operating risk
Commodity risk
Value range is driven by a combination of
Sales of undivided interests (capacity “sell-downs”)
Long term power purchase agreements (“PPAs”)
Intermediate-term financial hedges
Ultimately, aggregate project risk can be inferred
from financing costs
Typically LIBOR + 150-300 bps at debt-to-capital
levels of up to 80%
Risk
Margin
PPAs
Hedges
Sell-downs
Merchant

CONFIDENTIAL
Growth • Value • Vision
KEY TRANSACTION BENEFITS
KEY TRANSACTION BENEFITS
CONTINUED FOCUS ON FINANCIAL DISCIPLINE
GREATER GROWTH AND VALUE FOR SHAREHOLDERS
Established vehicle for Dynegy’s organic growth
Proven track record of development, with reputation
for successful project completion and value-capture
Identified 2,270 MW of repowering opportunities
Only IPP to have received approval of all necessary
permits for coal-fired facility in ERCOT market
Equity stake aligns interest with Dynegy public
shareholders
Long-Term
Investment
Outlook and
Proven
Development
Platform
Long-Term
Investment
Outlook and
Proven
Development
Platform

28 CONFIDENTIAL Growth • Value • Vision Bruce A. Williamson Dynegy Inc. Chairman and CEO Dynegy’s Next Chapter: Multiple Value Options for Investors

DYNEGY

LS Power Group

Building Shareholder Value

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

CONFIDENTIAL
Growth • Value • Vision
DYNEGY’S NEW VALUE PLATFORM
DYNEGY’S NEW VALUE PLATFORM
Development
Opportunities
• Brownfield
• Greenfield
• Repowering
New Efficient Peaking Fleet
Intermediate Cycle Gas-Fired Facilities
Baseload Coal Facilities With Strong Cash Flows
Proven Management Team With Focus on Shareholder Value
Addition of contracted
cash flow from LS Power
Dynegy’s coal fleet generates
strong cash flow
Significant operating leverage
to market recovery
Development JV with
identified growth
Key value tenet for LS Power
Comprehensive platform for creating and capturing value
during each stage of the market and demand cycle

CONFIDENTIAL
Growth • Value • Vision
MULTIPLE VALUE OPTIONS FOR INVESTORS
MULTIPLE VALUE OPTIONS FOR INVESTORS
Immediate free cash flow
per share accretion
Predictable cash flow
stream
Rapid deleveraging of
balance sheet
Creates value for
common shareholders
Enhanced fuel, dispatch
and geographic diversity
Track record of strong
operational performance
and opportunistic
commercial approach
Significant presence in
key regions as power
recovery continues
Established vehicle for
future growth
Ability to increase
portfolio without
substantial impact to
cost structure
Better positioned to
participate in future
sector consolidation
Financial Stability
and Rapid
Deleveraging
Financial Stability
and Rapid
Deleveraging
Enhanced Scale,
Diversity and
Market Position
Enhanced Scale,
Diversity and
Market Position
Long-Term
Investment Outlook
and Proven
Development
Platform
Long-Term
Investment Outlook
and Proven
Development
Platform
Near-Term
Value
Near-Term
Value
Medium-Term
Value
Medium-Term
Value
Long-Term
Value
Long-Term
Value
Unique platform to deliver shareholder value

31 CONFIDENTIAL Growth • Value • Vision Appendix

CONFIDENTIAL
Growth • Value • Vision
DYNEGY GENERATION FACILITIES
DYNEGY GENERATION FACILITIES
Pro forma for the expected 4Q 2006 sale of Rockingham, a 900-MW dual-fuel facility in North Carolina.
(1) DYN entered into a $920 MM sale-leaseback transaction for the Roseton facility and units 3 and 4 of the Danskammer facility in 2001. Cash lease payments extend until 2029 and include $60 MM in 2006, $108 MM in 2007, $144 MM in 2008,
$141 MM in 2009, $95 MM in 2010 and $112 MM in 2011. GAAP lease payments are $50.5 MM through 2030 and decrease until last GAAP lease payment in 2035.
(2) DYN owns a 50% interest in this facility and the remaining 50% interest is held by Chevron, our significant shareholder.
Region Facility State
Capacity
(Net MW) Fuel Dispatch
Midwest
Baldwin IL 1,806 Coal Baseload
Havana
Units 1–5 IL 242 Oil Peaking
Unit 6 IL 448 Coal Baseload
Hennepin IL 301 Coal Baseload
Oglesby IL 63 Gas Peaking
Stallings IL 89 Gas Peaking
Tilton IL 188 Gas Peaking
Vermilion IL 194 Coal/Gas/Oil Baseload/Peaking
Wood River
Units 1–3 IL 133 Gas Peaking
Units 4–5 IL 461 Coal Baseload
Rocky Road IL 364 Gas Peaking
Riverside/Foothills KY 940 Gas Peaking
Rolling Hills OH 970 Gas Peaking
Renaissance MI 776 Gas Peaking
Bluegrass KY 576 Gas Peaking
Northeast Independence NY 1,092 Gas Intermediate
Roseton
(1)
NY 1,210 Gas/Oil Intermediate
Danskammer
Units 1–2 NY 130 Gas/Oil Peaking
Units 3–4 NY 371 Coal/Gas/Oil Baseload
South
Calcasieu LA 347 Gas Peaking
Heard County GA 566 Gas Peaking
CoGen Lyondell TX 610 Gas Baseload
West
Black Mountain
(2)
NV 43 Gas Baseload
Total 11,920

CONFIDENTIAL
Growth • Value • Vision
LS POWER OPERATING PORTFOLIO
GENERATION FACILITIES
LS POWER OPERATING PORTFOLIO
GENERATION FACILITIES
Capacity Contracted
Region Facility State (Net MW) Capacity / Type Fuel Dispatch
West Moss Landing 1&2 CA 1,020 Hedge Gas – CCGT Baseload
Moss Landing 6&7 CA 1,509 Toll Gas Peaking
Morro Bay CA 650 Toll Gas Peaking
South Bay CA 700 RMR Condition 2 Gas Intermediate
Oakland CA 165 RMR Condition 1 Oil Peaking
Arlington Valley AZ 570 Hedge Gas – CCGT Intermediate
Griffith
AZ 575 Hedge Gas – CCGT Intermediate
Northeast
Bridgeport CT 490 RMR Gas – CCGT Baseload
Casco Bay ME 520 Hedge Gas – CCGT Baseload
Ontelaunee PA 560 Hedge Gas – CCGT Intermediate
Midwest Kendall IL 1,160 Toll Gas – CCGT Intermediate
Plum Point(1) AR 265 Hedge/PPAs Coal Baseload
Total 8,184
(1) Represents net 70% ownership.

CONFIDENTIAL
Growth • Value • Vision
LS POWER PORTFOLIO
LS POWER PORTFOLIO
Primary Fuel Type
Nameplate Capacity (MW)
More than 900 MW
500 MW to 900 MW
150 MW to 500 MW
Less than 150 MW
LS Power - Operating
Coal
Gas
Gas/Oil
Wind
LS Power - Development
Note: Plum Point 1 currently under construction.
MW totals exclude development and repowerings.
Moss Landing
1&2
1,020 MW
Moss Landing
6&7
1,509 MW
Bridgeport
Casco Bay
520 MW
490 MW
Ontelaunee
560 MW
Kendall
1,160 MW
Arlington Valley
570 MW
Griffith
575 MW
South Bay
700 MW
Oakland
165 MW
Morro Bay
650 MW
Plum Point
265 MW
Transmission

CONFIDENTIAL
Growth • Value • Vision
LS POWER DEBT AND OTHER OBLIGATIONS:
PRO FORMA AS OF 12/31/06
LS POWER DEBT AND OTHER OBLIGATIONS:
PRO FORMA AS OF 12/31/06
1st Lien Debt $ 1,502 MM
2nd Lien Debt 200 MM
Operating Assets $ 1,702 MM
Plum Point, Net 106 MM
Total $ 1,808 MM
Total LS Power
Amounts Outstanding
($ in millions)
Secured Non-Recourse
Kendall
1st
Lien LC Facility             $0
1st
Lien Term Loan         $402
Ontelaunee
1st
Lien Term Loan      $95
2nd
Lien Term Loan     $50
LSP Gen Finance Co.
1st
Lien Term Loans                    $935
2nd
Lien Term Loan                     $150
$100 MM 1st
Lien Revolver (1) $0
1st
Lien LC Facilities (1) $0
Plum Point Energy Assoc.
1st
Lien Term Loan (3) $376
2nd
Lien Term Loan (3) $155
$50 MM 1st
Lien Rev. (1) $0
Synthetic LC Facility (4) $102
Tax Exempt Notes (3) $100
Sub-Total $733
Less: Cash (5) ($627)
Total, Net $106
LS Power Portfolio
Griffith
1st
Lien Facility (2) $70
Note: Represents pro forma debt balances as of 12/31/06, except for Plum Point, which reflects net debt as of 6/30/06. Plum Point is expected to be consolidated in Dynegy’s financial results, but the facility will be only 70% owned by the new company.
(1) Facilities assumed to be undrawn as of 12/31/06.  LSP Gen Finance Co. First Lien LC Facility excludes $512 MM letters of credit posted as of September 2006.
(2) First lien facility to be entered into upon expected closing of transaction.
(3) Does not reflect a total of $525 MM restricted cash.
(4) $102 MM Synthetic LC Facility is undrawn and collateralizes tax exempt notes.
(5) Consists of $525 MM restricted cash plus $102 MM cash collateral in support of the Synthetic LC Facility.

CONFIDENTIAL
Growth • Value • Vision
LS POWER DEBT SUMMARY
PRO FORMA AS OF 12/31/06
LS POWER DEBT SUMMARY
PRO FORMA AS OF 12/31/06
Note: Represents pro forma debt balances as of 12/31/06. NR = Not Rated.
(1) Reflects net debt as of 6/30/06.
(2) Facilities assumed to be undrawn as of 12/31/06.
(3) First lien facility to be entered into upon expected closing of transaction.
(4) Does not reflect a total of $525 MM restricted cash.
(5) LC Facility is undrawn and collateralizes tax exempt notes.
(6) Interest based on floating rate that resets weekly.
(7) Consists of $525 MM restricted cash plus $102 MM cash collateral in support of the Synthetic LC Facility.
Entity Tranche
Facility Size
($ MM)
Outstanding
Amount
($ MM)
Interest
Rate
Commitment
Fee
(Undrawn) Maturity Ratings
Mandatory
Amortization
Call
Protection
LSP Gen Finance Co. First Lien Term Loan 990 $           935 $           L+175 2013 Ba3 / BB- 1% per Year None
Second Lien Term Loan 150              150             L+350 2014 B2 / B None 101% in Year 1
First Lien Revolver 100              -              L+175 50 2011 Ba3 / BB- None None
First Lien Letter of Credit(2) 500              -              L+87.5 87.5 2011 Ba3 / BB- None None
First Lien Letter of Credit(2) 150              -              L+175 50 2011 Ba3 / BB- None None
Total LSP Gen Finance Co 1,890 $        1,085 $
Griffith First Lien Facility(3) 70 $             70 $            L+375+
200 (PIK)
5 Years NR 1% per Year 101% in Year 1
Kendall First Lien Term Loan 422 $           402 $           L+200 2013 B1 / B 1% per Year 103% in Year 1;
101% in Year 2
First Lien Letter of Credit(2) 10                -              L+200 50 2011 B1 / B None None
Total Kendall 432 $           402 $
Ontelaunee First Lien Term Loan 100 $           95 $            L+200 2009 NR None None
Second Lien Term Loan 50                50               L+400 2009 NR None None
Total Ontelaunee 150 $           145 $
Plum Point(1) First Lien Term Loan(4) 423 $           376 $           L+325 2014 B1 / B 1% per Year 103% Before 9/2006;
102% 9/2006 - 3/2007;
101% 3/2007 - 9/2007
Second Lien Term Loan(4) 175              155             L+325+
200 (PIK)
2014 NR None T+50 Before 3/2007;
103% 3/2007 - 3/2008;
101% 3/2008 - 9/2009
First Lien Revolver 50                -              L+325 50 2012 B1 / B None None
Synthetic Letter of Credit(5) 102              102             L+325 2014 B1 / B None None
Tax Exempt Notes(4)(6) 100              100             3.68% 2036 Aa3 / A+ None None
Total Plum Point 850 $           733 $
Less: Cash(7) (627)
Plum Point, Net 106 $
Total LS Power Debt 3,392 $        1,808 $